Exhibit 99

Chemed Reports Second-Quarter 2015 Results

•  Increases 2015 Earnings Guidance

CINCINNATI--(BUSINESS WIRE)--July 23, 2015--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2015, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.0% to $382 million
  GAAP Diluted EPS increased 14.0% to $1.55
  Adjusted Diluted EPS increased 14.0% to $1.71

VITAS segment operating results:

  Net Patient Revenue of $276 million, an increase of 4.7%
  Average Daily Census (ADC) of 15,283, an increase of 5.1%
  Admissions of 16,683, an increase of 5.8%
  Net Income, including litigation costs, of $21.8 million, an increase of 4.3%
  Adjusted EBITDA of $39.8 million, an increase of 6.3%
  Adjusted EBITDA margin of 14.4%, an increase of 21 basis points

Roto-Rooter segment operating results:

  Revenue of $105 million, an increase of 9.7%
  Net Income of $12.2 million, an increase of 13.4%
  Adjusted EBITDA of $22.0 million, an increase of 15.5%
  Adjusted EBITDA margin of 20.9%, an increase of 105 basis points

VITAS

Net revenue for VITAS was $276 million in the second quarter of 2015, which is an increase of $12.4 million, or 4.7%, when compared to the prior-year period. This revenue increase is comprised of an average Medicare reimbursement rate increase of approximately 1.4%, a 5.1% increase in average daily census, offset by level of care and geographic mix shift, when compared to the prior year.

In the second quarter of 2015, VITAS did not record any adjustments in estimated Medicare Cap billing limitations. This compares to $0.1 million of Medicare Cap billing limitations recorded in the second quarter of 2014.

At June 30, 2015, VITAS had 34 Medicare provider numbers, none of which has an estimated 2015 Medicare Cap billing limitation.

Of VITAS’ 34 unique Medicare provider numbers, 32 provider numbers have a Medicare Cap cushion of 10% or greater for the 2015 Medicare Cap period, one provider number has a cap cushion between 5% and 10% and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $297 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $198.79, which is 0.5% below the prior-year period. Routine home care reimbursement and high acuity care averaged $164.07 and $698.96, respectively. During the quarter, high acuity days of care were 6.5% of total days of care, 40 basis points less than the prior-year quarter.

The second quarter of 2015 gross margin, excluding the impact of Medicare Cap, was 21.9%, which is 14 basis points below the second quarter of 2014.

Selling, general and administrative expense was $22.2 million in the second quarter of 2015, which is an increase of 5.9% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $39.8 million in the quarter, an increase of 5.9% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 14.4% in the quarter which is 17 basis points favorable to the prior-year period.

Roto-Rooter

Roto-Rooter generated sales of $105 million for the second quarter of 2015, an increase of $9.3 million, or 9.7%, over the prior-year quarter. Water restoration accounted for the majority of this revenue growth, with water and flood remediation services increasing $5.8 million in the quarter.

Roto-Rooter’s gross margin in the quarter was 48.0%, a 119 basis point improvement when compared to the second quarter of 2014. Adjusted EBITDA in the second quarter of 2015 totaled $22.0 million, an increase of 15.5%, and the Adjusted EBITDA margin was 20.9% in the quarter, 105 basis points higher than the prior year.

Chemed Consolidated

As of June 30, 2015, Chemed had total cash and cash equivalents of $32.7 million and debt of $160 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At June 30, 2015, the Company had approximately $248 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through June 30, 2015, aggregated $18.8 million and compares to depreciation and amortization during the same period of $17.3 million.

The Company repurchased $29.8 million of Chemed stock during the quarter. This equates to 250,000 shares of Chemed stock repurchased at an average cost of $119.05 Chemed currently has $82.0 million of authorization remaining under this share repurchase plan.

Guidance for 2015

Full-year 2015 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 4% to 5%. Admissions in 2015 are estimated to increase 4% to 5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14% to 15%. Medicare Cap billing limitations for calendar year 2015 are estimated to be $2.8 million.

Roto-Rooter is forecasted to achieve full-year 2015 revenue growth of 5% to 6%. This revenue estimate is based upon continued expansion in water restoration services coupled with increased job pricing of approximately 1%. Adjusted EBITDA margin for 2015 is estimated in the range of 19.5% to 20.0%.

Management estimates that full-year 2015 adjusted earnings per diluted share, which excludes non-cash expense for stock options, costs related to litigation, and other discrete items, will be in the range of $6.60 to $6.75. This compares to Chemed’s 2014 reported adjusted earnings per diluted share of $6.07.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, July 24, 2015, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (866) 510-0712 for U.S. and Canadian participants and (617) 597-5380 for international participants. The participant passcode is 60045204. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay pass code is 19930482. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 15,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Service revenues and sales	$381,921	$360,182	$758,573	$718,482
Cost of services provided and goods sold	270,663	257,007	539,548	514,826
Selling, general and administrative expenses (aa)	57,994	53,649	116,582	109,320
Depreciation	8,082	7,272	16,114	14,421
Amortization	582	735	1,158	1,744
Total costs and expenses	337,321	318,663	673,402	640,311
Income from operations	44,600	41,519	85,171	78,171
Interest expense	(969)	(2,429)	(1,938)	(6,244)
Other income--net (bb)	536	756	1,099	1,572
Income before income taxes	44,167	39,846	84,332	73,499
Income taxes	(17,192)	(15,483)	(32,820)	(28,562)
Net income	$26,975	$24,363	$51,512	$44,937

Earnings Per Share
Net income	$1.60	$1.41	$3.05	$2.59
Average number of shares outstanding	16,880	17,236	16,872	17,374

Diluted Earnings Per Share
Net income	$1.55	$1.36	$2.96	$2.48
Average number of shares outstanding	17,419	17,880	17,419	18,097

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
SG&A expenses before long-term incentive compensation and the impact of market gains related to deferred compensation plans	$56,039	$52,386	$112,743	$106,522
Market value gains related to deferred compensation plans (cc)	498	650	1,448	1,812
Long-term incentive compensation	1,457	613	2,391	986
Total SG&A expenses	$57,994	$53,649	$116,582	$109,320

(bb)	Other income--net comprises (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Market value gains related to deferred compensation plans	$498	$650	$1,448	$1,812
Interest income	86	58	130	8
Loss on disposal of property and equipment	(63)	(48)	(15)	(326)
Other	15	96	(464)	78
Total other income--net	$536	$756	$1,099	$1,572

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2015	2014
Assets
Current assets
Cash and cash equivalents	$32,705	$27,913
Accounts receivable less allowances	119,116	92,152
Inventories	6,250	6,856
Current deferred income taxes	16,432	13,459
Prepaid income taxes	3,474	4,001
Prepaid expenses	12,069	21,119
Total current assets	190,046	165,500
Investments of deferred compensation plans held in trust	51,940	47,314
Properties and equipment, at cost less accumulated depreciation	107,556	97,206
Identifiable intangible assets less accumulated amortization	55,979	56,288
Goodwill	472,546	466,867
Other assets	7,216	8,420
Total Assets	$885,283	$841,595

Liabilities
Current liabilities
Accounts payable	$39,327	$35,013
Current portion of long-term debt	7,500	5,000
Income taxes	20	6,029
Accrued insurance	42,589	40,164
Accrued compensation	48,909	42,527
Accrued legal	1,815	7,429
Other current liabilities	21,752	20,511
Total current liabilities	161,912	156,673
Deferred income taxes	28,280	27,270
Long-term debt	152,500	155,000
Deferred compensation liabilities	52,051	46,917
Other liabilities	12,742	11,251
Total Liabilities	407,485	397,111

Stockholders' Equity
Capital stock	33,620	32,980
Paid-in capital	562,654	511,794
Retained earnings	815,229	724,295
Treasury stock, at cost	(936,056)	(826,802)
Deferred compensation payable in Company stock	2,351	2,217
Total Stockholders' Equity	477,798	444,484
Total Liabilities and Stockholders' Equity	$885,283	$841,595

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2015	2014
Cash Flows from Operating Activities
Net income	$51,512	$44,937
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,272	16,165
Provision for uncollectible accounts receivable	7,734	6,449
Stock option expense	2,787	2,453
Provision for deferred income taxes	(2,783)	6,180
Noncash long-term incentive compensation	2,391	986
Amortization of debt issuance costs	262	564
Amortization of discount on convertible notes	-	3,392
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(2,182)	(6,782)
Increase in inventories	(78)	(153)
Increase in prepaid expenses	(507)	(3,301)
Decrease in accounts payable and other current liabilities	(1,314)	(33,584)
Increase/(decrease) in income taxes	(2,384)	7,224
Increase in other assets	(2,229)	(2,748)
Increase in other liabilities	2,966	4,644
Excess tax benefit on share-based compensation	(3,998)	(1,866)
Other sources	189	553
Net cash provided by operating activities	69,638	45,113
Cash Flows from Investing Activities
Capital expenditures	(18,846)	(19,454)
Business combinations, net of cash acquired	(6,614)	(250)
Other sources	395	192
Net cash used by investing activities	(25,065)	(19,512)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	103,200	245,500
Payments on revolving line of credit	(88,200)	(185,500)
Payments on other long-term debt	(2,500)	(186,956)
Proceeds from other long-term debt	-	100,000
Purchases of treasury stock	(29,762)	(58,493)
Proceeds from exercise of stock options	8,044	16,092
Dividends paid	(7,459)	(6,757)
Decrease in cash overdrafts payable	(6,791)	(479)
Capital stock surrendered to pay taxes on stock-based compensation	(5,876)	(3,543)
Excess tax benefit on share-based compensation	3,998	1,866
Debt issuances costs	-	(939)
Retirement of warrants	-	(2,645)
Other uses	(654)	(252)
Net cash used by financing activities	(26,000)	(82,106)
Increase/(Decrease) in Cash and Cash Equivalents	18,573	(56,505)
Cash and cash equivalents at beginning of year	14,132	84,418
Cash and cash equivalents at end of period	$32,705	$27,913

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$276,460	$105,461	$-	$381,921
Cost of services provided and goods sold	215,778	54,885	-	270,663
Selling, general and administrative expenses (a)	22,237	28,241	7,516	57,994
Depreciation	4,724	3,205	153	8,082
Amortization	171	128	283	582
Total costs and expenses	242,910	86,459	7,952	337,321
Income/(loss) from operations	33,550	19,002	(7,952)	44,600
Interest expense (a)	(53)	(98)	(818)	(969)
Intercompany interest income/(expense)	1,755	805	(2,560)	-
Other income/(expense)—net	49	(12)	499	536
Income/(loss) before income taxes	35,301	19,697	(10,831)	44,167
Income taxes (a)	(13,501)	(7,544)	3,853	(17,192)
Net income/(loss)	$21,800	$12,153	$(6,978)	$26,975

2014
Service revenues and sales	$264,026	$96,156	$-	$360,182
Cost of services provided and goods sold	205,818	51,189	-	257,007
Selling, general and administrative expenses (b)	21,002	25,705	6,942	53,649
Depreciation	4,564	2,561	147	7,272
Amortization	205	137	393	735
Total costs and expenses	231,589	79,592	7,482	318,663
Income/(loss) from operations	32,437	16,564	(7,482)	41,519
Interest expense (b)	(57)	(111)	(2,261)	(2,429)
Intercompany interest income/(expense)	1,517	680	(2,197)	-
Other income/(expense)—net	(95)	198	653	756
Income/(loss) before income taxes	33,802	17,331	(11,287)	39,846
Income taxes (b)	(12,910)	(6,612)	4,039	(15,483)
Net income/(loss)	$20,892	$10,719	$(7,248)	$24,363

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$546,073	$212,500	$-	$758,573
Cost of services provided and goods sold	428,274	111,274	-	539,548
Selling, general and administrative expenses (a)	44,207	57,002	15,373	116,582
Depreciation	9,509	6,299	306	16,114
Amortization	338	236	584	1,158
Total costs and expenses	482,328	174,811	16,263	673,402
Income/(loss) from operations	63,745	37,689	(16,263)	85,171
Interest expense (a)	(110)	(194)	(1,634)	(1,938)
Intercompany interest income/(expense)	3,482	1,642	(5,124)	-
Other income/(expense)—net	(384)	35	1,448	1,099
Income/(loss) before income taxes	66,733	39,172	(21,573)	84,332
Income taxes (a)	(25,617)	(15,011)	7,808	(32,820)
Net income/(loss)	$41,116	$24,161	$(13,765)	$51,512

2014
Service revenues and sales	$524,438	$194,044	$-	$718,482
Cost of services provided and goods sold	411,210	103,616	-	514,826
Selling, general and administrative expenses (c)	42,716	52,887	13,717	109,320
Depreciation	9,178	4,961	282	14,421
Amortization	624	282	838	1,744
Total costs and expenses	463,728	161,746	14,837	640,311
Income/(loss) from operations	60,710	32,298	(14,837)	78,171
Interest expense (c)	(112)	(208)	(5,924)	(6,244)
Intercompany interest income/(expense)	2,860	1,330	(4,190)	-
Other income/(expense)—net	(388)	139	1,821	1,572
Income/(loss) before income taxes	63,070	33,559	(23,130)	73,499
Income taxes (c)	(24,019)	(12,808)	8,265	(28,562)
Net income/(loss)	$39,051	$20,751	$(14,865)	$44,937

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$21,800	$12,153	$(6,978)	$26,975
Add/(deduct):
Interest expense	53	98	818	969
Income taxes	13,501	7,544	(3,853)	17,192
Depreciation	4,724	3,205	153	8,082
Amortization	171	128	283	582
EBITDA	40,249	23,128	(9,577)	53,800
Add/(deduct):
Intercompany interest expense/(income)	(1,755)	(805)	2,560	-
Interest income	(78)	(9)	1	(86)
Expenses related to OIG investigation	1,412	-	-	1,412
Advertising cost adjustment (c)	-	(405)	-	(405)
Acquisition expenses	-	131	-	131
Stock option expense	-	-	1,343	1,343
Long-term incentive compensation	-	-	1,457	1,457
Expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$39,828	$22,040	$(4,179)	$57,689

2014
Net income/(loss)	$20,892	$10,719	$(7,248)	$24,363
Add/(deduct):
Interest expense	57	111	2,261	2,429
Income taxes	12,910	6,612	(4,039)	15,483
Depreciation	4,564	2,561	147	7,272
Amortization	205	137	393	735
EBITDA	38,628	20,140	(8,486)	50,282
Add/(deduct):
Intercompany interest expense/(income)	(1,517)	(680)	2,197	-
Interest income	(43)	(12)	(3)	(58)
Expenses related to OIG investigation	410	-	-	410
Advertising cost adjustment (c)	-	(399)	-	(399)
Expenses related to litigation settlements	-	32	-	32
Stock option expense	-	-	1,144	1,144
Long-term incentive compensation	-	-	613	613
Expenses related to securities litigation	-	-	189	189
Adjusted EBITDA	$37,478	$19,081	$(4,346)	$52,213

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$41,116	$24,161	$(13,765)	$51,512
Add/(deduct):
Interest expense	110	194	1,634	1,938
Income taxes	25,617	15,011	(7,808)	32,820
Depreciation	9,509	6,299	306	16,114
Amortization	338	236	584	1,158
EBITDA	76,690	45,901	(19,049)	103,542
Add/(deduct):
Intercompany interest expense/(income)	(3,482)	(1,642)	5,124	-
Interest income	(110)	(20)	-	(130)
Expenses related to OIG investigation	2,686	-	-	2,686
Acquisition expenses	-	131	-	131
Advertising cost adjustment (d)	-	(911)	-	(911)
Expenses related to litigation settlements	-	5	-	5
Stock option expense	-	-	2,787	2,787
Long-term incentive compensation	-	-	2,391	2,391
Expenses related to securities litigation	-	-	37	37
Adjusted EBITDA	$75,784	$43,464	$(8,710)	$110,538

2014
Net income/(loss)	$39,051	$20,751	$(14,865)	$44,937
Add/(deduct):
Interest expense	112	208	5,924	6,244
Income taxes	24,019	12,808	(8,265)	28,562
Depreciation	9,178	4,961	282	14,421
Amortization	624	282	838	1,744
EBITDA	72,984	39,010	(16,086)	95,908
Add/(deduct):
Intercompany interest expense/(income)	(2,860)	(1,330)	4,190	-
Interest income	20	(19)	(9)	(8)
Expenses related to OIG investigation	1,158	-	-	1,158
Expenses related to litigation settlements	113	225	-	338
Acquisition expenses	1	-	-	1
Advertising cost adjustment (d)	-	(1,140)	-	(1,140)
Stock option expense	-	-	2,453	2,453
Long-term incentive compensation	-	-	986	986
Expenses related to securities litigation	-	-	189	189
Adjusted EBITDA	$71,416	$36,746	$(8,277)	$99,885

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income as reported	$26,975	$24,363	$51,512	$44,937

Add/(deduct) after-tax cost of:
Stock option expense	849	722	1,759	1,544
Long-term incentive compensation	921	388	1,512	624
Expenses of OIG investigation	868	254	1,658	718
Acquisition expenses	80	-	80	1
Expenses related to securities litigation	23	119	23	119
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	714	-	2,143
Expenses related to litigation settlements	-	20	3	207

Adjusted net income	$29,716	$26,580	$56,547	$50,293

Diluted Earnings Per Share As Reported
Net income	$1.55	$1.36	$2.96	$2.48
Average number of shares outstanding	17,419	17,880	17,419	18,097

Adjusted Diluted Earnings Per Share
Adjusted net income	$1.71	$1.50	$3.25	$2.81
Adjusted average number of shares outstanding (e)	17,419	17,759	17,419	17,895

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014 AND 2013
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2015	2014	2015	2014
Net revenue ($000) (f)
Homecare	$213,374	$200,418	$417,915	$395,815
Inpatient	25,498	26,032	52,214	52,025
Continuous care	37,588	37,719	75,779	75,894
Total before Medicare cap allowance	$276,460	$264,169	$545,908	$523,734
Medicare cap allowance	-	(143)	165	704
Total	$276,460	$264,026	$546,073	$524,438
Net revenue as a percent of total before Medicare cap allowance
Homecare	77.2%	75.9%	76.5%	75.6%
Inpatient	9.2	9.8	9.6	9.9
Continuous care	13.6	14.3	13.9	14.5
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	(0.1)	-	0.1
Total	100.0%	99.9%	100.0%	100.1%
Average daily census ("ADC") (days)
Homecare	11,285	10,546	11,082	10,511
Nursing home	3,006	2,989	2,964	2,909
Routine homecare	14,291	13,535	14,046	13,420
Inpatient	429	433	434	435
Continuous care	563	568	575	572
Total	15,283	14,536	15,055	14,427

Total Admissions	16,683	15,771	33,951	32,124
Total Discharges	15,912	15,673	33,019	31,678
Average length of stay (days)	78.5	82.4	79.1	81.7
Median length of stay (days)	15.0	16.0	14.0	15.0
ADC by major diagnosis
Cerebro	28.6%	6.3%	28.4%	6.4%
Neurological	23.0	41.2	23.4	40.9
Cancer	16.8	17.3	16.9	17.4
Cardio	17.4	15.7	17.5	15.4
Respiratory	8.0	7.7	7.9	7.8
Other	6.2	11.8	5.9	12.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	18.9%	7.7%	18.8%	7.3%
Neurological	11.7	21.6	12.3	22.0
Cancer	32.5	33.4	31.5	33.1
Cardio	15.6	15.3	15.7	14.6
Respiratory	10.0	9.6	10.4	9.8
Other	11.3	12.4	11.3	13.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (g)
Routine homecare	52.4%	53.4%	52.6%	53.2%
Inpatient	6.0	6.9	7.2	5.6
Continuous care	16.7	17.5	16.3	17.0
Homecare margin drivers (dollars per patient day)
Labor costs	$56.38	$53.89	$56.79	$54.65
Drug costs	6.94	7.26	6.73	7.25
Home medical equipment	6.57	6.76	5.90	6.69
Medical supplies	3.06	3.17	2.99	3.20
Inpatient margin drivers (dollars per patient day)
Labor costs	$348.40	$337.30	$343.85	$343.50
Continuous care margin drivers (dollars per patient day)
Labor costs	$589.84	$581.00	$588.72	$587.40
Bad debt expense as a percent of revenues	1.0%	1.0%	1.0%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	40.8	36.6	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	31.0	24.4	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2015 AND 2014
(unaudited)

(a)	Included in the results of operations 2015 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended June 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,412)	$-	$-	$(1,412)
	Acquisition expenses	-	(131)	-	(131)
	Stock option expense	-	-	(1,343)	(1,343)
	Long-term incentive compensation	-	-	(1,457)	(1,457)
	Expenses related to securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(1,412)	(131)	(2,837)	(4,380)
	Income tax benefit on the above	544	51	1,044	1,639
	After-tax impact on earnings	$(868)	$(80)	$(1,793)	$(2,741)

		Six Months Ended June 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,686)	$-	$-	$(2,686)
	Acquisition expenses	-	(131)	-	(131)
	Expenses related to litigation settlements	-	(5)	-	(5)
	Stock option expense	-	-	(2,787)	(2,787)
	Long-term incentive compensation	-	-	(2,391)	(2,391)
	Expenses related to securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(2,686)	(136)	(5,215)	(8,037)
	Income tax benefit on the above	1,028	53	1,921	3,002
	After-tax impact on earnings	$(1,658)	$(83)	$(3,294)	$(5,035)

(b)	Included in the results of operations for the three months ended June 30, 2014 are the following significant credits/(charges) which may not be indicative of ongoing operation (in thousands):

		Three Months Ended June 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(410)	$-	$-	$(410)
	Expenses related to litigation settlements	-	(32)	-	(32)
	Stock option expense	-	-	(1,144)	(1,144)
	Long-term incentive compensation	-	-	(613)	(613)
	Expenses related to securities litigation	-	-	(189)	(189)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,130)	(1,130)
	Pretax impact on earnings	(410)	(32)	(3,076)	(3,518)
	Income tax benefit on the above	156	12	1,133	1,301
	After-tax impact on earnings	$(254)	$(20)	$(1,943)	$(2,217)

(c)	Included in the results of operations for the six months ended June 30, 2014 are the following significant credits/(charges) which may not be indicative of ongoing (in thousands):

		Six Months Ended June 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,158)	$-	$-	$(1,158)
	Expenses related to litigation settlements	(113)	(225)	-	(338)
	Acquisition expenses	(1)	-	-	(1)
	Stock option expense	-	-	(2,453)	(2,453)
	Long-term incentive compensation	-	-	(986)	(986)
	Expenses related to securities litigation	-	-	(189)	(189)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(3,389)	(3,389)
	Pretax impact on earnings	(1,272)	(225)	(7,017)	(8,514)
	Income tax benefit on the above	483	88	2,587	3,158
	After-tax impact on earnings	$(789)	$(137)	$(4,430)	$(5,356)

(d)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $6,391,000 and $6,087,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2015 and 2014 would total $6,796,000 and $6,486,000, respectively.

Similarly, for the first six months of 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $12,458,000 and $12,602,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2015 and 2014 would total $13,369,000 and $13,742,000, respectively

(e)

Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (121,000 shares for the three months ended June 30, 2014 and 202,000 shares for the six months ended June 30, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(f)

VITAS has 10 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 20 small (less than 200 ADC) hospice programs. Of VITAS' 34 unique Medicare provider numbers, 32 provider numbers have a Medicare cap cushion of 10% or greater during the first nine months of the current cap year; one provider number has a Medicare cap cushion between 5% and 10%; and one provider number has a cap cushion between 0% and 5%.

(g)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901